Exhibit 10.7

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of March 28, 2014, by and between FIFTY NORTHERN AVENUE LLC, a Delaware limited liability company (“Landlord”), and VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation (“Tenant”).

R E C I T A L S:

A.                                    Landlord and Tenant are parties to that certain Lease dated May 5, 2011, as amended by a First Amendment to Lease dated as of April 11, 2012 (as amended, the “Lease”). All terms used herein but not defined herein which are defined in the Lease shall have the same meaning ascribed to them in the Lease.

B.                                    In connection with the issuance by Landlord and the acceptance by Tenant of the Finish Work Reconciliation Statement, Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1.                                      Finish Work Reconciliation Statement. The penultimate sentence of the first paragraph of Section 11.06 of the Work Letter is hereby deleted in its entirety and replaced with the following: “Any overpayment by Tenant as determined by an undisputed Finish Work Reconciliation Statement shall be refunded by Landlord to Tenant within twenty (20) days after issuance of the Finish Work Reconciliation Statement.”

2.                                      Acknowledgment of Payment. Tenant acknowledges that it has, as of the date hereof, received payment in full of overpayments owed to Tenant pursuant to the Finish Work Reconciliation Statement.

3.                                      Miscellaneous. Except as modified herein, the Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect as originally written. In the event of any conflict or inconsistency between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control. The Recitals set forth above in this Amendment are hereby incorporated by this reference. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns.

4.                                      Counterparts. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

LANDLORD:

FIFTY NORTHERN AVENUE LLC, a Delaware limited liability company

By:	50 NORTHERN AVENUE MEMBER LLC, a
Delaware limited liability company its sole
member

	By:	MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY, a Massachusetts
corporation, a member

	By:	CORNERSTONE REAL ESTATE
ADVISERS LLC, a Delaware limited
liability company, its authorized agent

	By:	/s/ Linda C. Houston
		Name:	Linda C. Houston
		Title:	Vice President

TENANT:

VERTEX PHARMACEUTICALS
INCORPORATED, a Massachusetts corporation

By:	/s/ Ian Smith
	Name:	Ian Smith
	Title:	EVP & CFO